UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2007

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52170	20-5997364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 850 Chicago, Illinois	60610
(Address of principal executive offices)	(Zip Code)

(312) 642-3700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by InnerWorkings, Inc. (the “Company”) with the Securities and Exchange Commission on December 6, 2007 to include historical financial statements of Corporate Edge, Inc. (“Corporate Edge”) and certain pro forma financial information required by Item 9.01 with respect to the Company’s acquisition of Corporate Edge.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited balance sheet of Corporate Edge as of December 31, 2006 and the related statements of income, shareholders’ equity and cash flows of Corporate Edge for the year ended December 31, 2006, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.

The unaudited balance sheet of Corporate Edge as of September 30, 2007 and the unaudited statements of income and cash flows of Corporate Edge for the nine months ended September 30, 2007 and 2006, and the notes related thereto, are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2007 and the unaudited pro forma condensed consolidated income statements of the Company for the nine months ended September 30, 2007 and the year ended December 31, 2006, and the notes related thereto, are filed as Exhibit 99.4 to this Amendment No. 1 and incorporated by reference herein.

(d)	Exhibits:

Exhibit No.	Description
10.1*	Purchase Agreement dated as of November 30, 2007 by and among InnerWorkings, Inc., Corporate Edge, Inc. and the owners of the capital stock of Corporate Edge, Inc.

99.1*	Press Release dated December 3, 2007

99.2

Audited balance sheet of Corporate Edge, Inc. as of December 31, 2006 and the related statements of income, statement of shareholders’ equity and cash flows of Corporate Edge, Inc. for the year ended December 31, 2006.

99.3

Unaudited balance sheet of Corporate Edge, Inc. as of September 30, 2007 and the unaudited statements of income, statement of shareholders’ equity and cash flows of Corporate Edge, Inc. for the nine months ended September 30, 2007 and 2006.

99.4

Unaudited pro forma condensed consolidated balance sheet of InnerWorkings, Inc. as of September 30, 2007 and unaudited pro forma condensed consolidated income statements of InnerWorkings, Inc. for the nine months ended September 30, 2007 and the year ended December 31, 2006.

*	Previously filed with the Current Report on Form 8-K filed by the Company on December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: February 19, 2008	By:	/s/ Nicholas J. Galassi
	Name:	Nicholas J. Galassi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1*	Purchase Agreement dated as of November 30, 2007 by and among InnerWorkings, Inc., Corporate Edge, Inc. and the owners of the capital stock of Corporate Edge, Inc.

99.1*	Press Release dated December 3, 2007

99.2

Audited balance sheet of Corporate Edge, Inc. as of December 31, 2006 and the related statements of income, statement of shareholders’ equity and cash flows of Corporate Edge, Inc. for the year ended December 31, 2006.

99.3

Unaudited balance sheet of Corporate Edge, Inc. as of September 30, 2007 and the unaudited statements of income, statement of shareholders’ equity and cash flows of Corporate Edge, Inc. for the nine months ended September 30, 2007 and 2006.

99.4

Unaudited pro forma condensed consolidated balance sheet of InnerWorkings, Inc. as of September 30, 2007 and unaudited pro forma condensed consolidated income statements of InnerWorkings, Inc. for the nine months ended September 30, 2007 and the year ended December 31, 2006.

*	Previously filed with the Current Report on Form 8-K filed by the Company on December 6, 2007.